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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


                    Pursuant to Section 13 and 15(d) of the
                        Securities Exchange Act of 1934


                                Date of Report:
                                 APRIL 27, 1995



                                  BKLA BANCORP


                 State or other jurisdiction of incorporation:
                                   CALIFORNIA

                            Commission File Number:
                                    0-12851

                      IRS Employer Identification Number:
                                   95-3840703

                    Address of Principal executive offices:
         8901 SANTA MONICA BOULEVARD, WEST HOLLYWOOD, CALIFORNIA  90069

                         Registrant's telephone number:
                                 (310) 550-8900


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)
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Item 1.          Changes in Control of Registrant.

                 None


Item 2.          Acquisition or Disposition of Assets

                 None


Item 3.          Bankruptcy or Receivership

                 None


Item 4.          Changes in Registrant's Certifying Accountant

                 None


Item 5.          Other Events

                 None


Item 6.          Resignations of Registrant's Directors

                 Irving Fuller resigned by correspondence dated April 20, 1995 effective immediately due to personal reasons. The Board accepted said resignation at its regularly scheduled meeting on April 26, 1995.


Item 7.          Financial Statements, Pro Forma Financial Information and
                 Exhibits

                 a. & b.          Financial Statements

                                  None

                 c.               Exhibits

                                  None





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Item 8.          Change in Fiscal Year

                 None





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      BKLA BANCORP



April 27, 1995                        By:     _____________________
                                              M.J. Burford
                                              Chairman of the Board
                                              and Chief Executive Officer





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